SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2009

Royal Style Design, Inc.
(Exact name of registrant as specified in charter)

Florida	000-53524
(State or other jurisdiction	(Commission File Number)
of incorporation)

2561 Forsythe Road, Unit D, Orlando FL	32807
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 758-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective November 20, 2009, Royal Style Design, Inc. (the “Company”, “we” or “us”) entered into a Share Exchange Agreement (the “Agreement”) with stockholders of Diversified Global Holdings, Inc., a Delaware corporation (“DGH”), providing for the acquisition by the Company of 100% of all of the outstanding shares of common stock of DGH.   In connection with the Agreement, as of November 20, 2009, we issued 86,235,800 shares of our common stock to the stockholders of DGH. The issuance of these 86,235,800 shares will effectively give control of the company to DGH.  We see this action as essential to the survival to the Company and as the best course of action for our shareholders.

Our rationale for the transfer of control of our company to the shareholders of DGH is based on the following. In operating this public company, it has come to the attention of our Board that we are in need of additional management, resources and cash. In our last quarterly report we received a going concern qualification in regards to our cash flow and it has become evident that, without additional management and experience and the addition of profitable operating assets to the Company, we will not be able to support our operations. Our construction business and the construction business in Florida in particular, is not adequate to support a profitable public company.  After much thought and consideration the Board of Directors of the Company determined that it is in the best interest of our shareholders to transfer control of the operations of the Company to a more capable management team and to bring in some additional assets in the form of three companies.  Through their experience with DGH, the Board believes that this team has the ability to expand the operations of the Company, and in particular as being capable of procuring additional acquisitions, so as to increase shareholder value. We view this transaction as possibly the first stage of an expansion of the company so that it will become a viable operating entity.  A description of the three additional operating businesses acquired in the share exchange transaction under the Agreement is set forth under Item 8.01 below.

FOR THE FULL TERMS OF THE SHARE EXCHANGE AGREEMENT, PLEASE REFER TO THE COPY THEREOF FILED AS EXHIBIT 10.3 TO THIS REPORT.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At a closing held on November 20, 2009, pursuant to the Agreement we acquired from the five stockholders of DGH 100% of the outstanding shares of common stock of DGH, in exchange for our issuance of 86,235,800 shares of our common stock, valued at $86,235.

Item 3.02 Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts

November 20, 2009	86,235,800 shares of common stock issued to the five stockholders of Diversified Global Holdings, Inc., in exchange for 100% of the outstanding stock of Diversified Global Holdings, Inc.	Five stockholders of Diversified Global Holdings, Inc.	NA	$86,235/NA

Item 5.01. Changes in Control of Registrant.

At the closing of the purchase of a controlling interest of 100% of the outstanding common stock on November 20, 2009 (the “Transaction”), we issued to the five stockholders of DGH (the “Controlling Stockholders”) 86,235,800 shares of our common stock, which constitutes following such issuance 93% of our outstanding shares of common stock.

The consideration furnished by the Controlling Stockholders of DGH to the Company was comprised of 100% of the outstanding shares of common stock of DGH, valued at $86,235. The sources of funds used by the Controlling Stockholders of DGH to acquire control of the Company were their personal ownership interests in DGH.

As a result of the Transaction is it likely that the composition of our Board of Directors will change.

Item 8.01 Other Events.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that the Company plans, expects, intends, assumes, believes, budgets, predicts, forecasts, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

 Any forward-looking statements that we may make are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. Any forward-looking statements are subject to the risks and uncertainties that could cause actual results of operations, financial condition, cost reductions, acquisitions, dispositions, financing transactions, operations, expansion, consolidation and other events to differ materially from those expressed or implied in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements. As a result, the reader is cautioned not to rely on these forward-looking statements. Due to known and unknown risks, the Company’s actual results may differ materially from its expectations or projections.

Businesses Acquired in the Acquisition of 100% of the Outstanding Stock of DGH:

Kontakt LLC

Kontakt LLC (“Kontakt”) is a limited liability company organized under the laws of the Russian Federation on October 3, 2005.  The company has legal right to do trading, foreign-economic activity, manufacturing, research, construction, and raw material processing. The company’s main focus is electronic component trading (electrical connectors). Kontakt operates as a retailer of electronic components to businesses that vary from nationwide companies to small businesses.

Kontakt commenced operations in November 2005 in Republic of Tatarstan, Russia. The main purpose of the company is commercial retail of electronic components in the region.  There are only two major electronic connector manufacturers in Russia, “Elecon” in Kazan city and “Isetskiy” in Kamenets-Uralskiy.   These two factories supply 90% of the domestic demand in Russia. Kontakt is the official representative of both factories. Over the years Kontakt has created strong business connections with defense and space exploration companies in the Russian Federation.

Wood Imagination, Inc.

Wood Imagination, Inc. (“Wood Imagination”) was incorporated in the State of Florida on February 14, 2008.  Wood Imagination, located in Orlando Florida specializes in custom made wood furnishings, including cabinetmaking and millwork in custom design homes in Central Florida.  All of its projects are hand-crafted by dedicated craftsman with only the highest standards of quality.  This level of quality has helped to create designs that Wood Imagination believes are unmatched in the industry.

Wood Imagination emphasizes the unparalleled beauty and elegance of natural wood design choices for every room in a home to create the most elegant and unique product possible.
The company’s areas of expertise include libraries, home theaters, entertainment centers, kitchens, flooring and doors. It also does the exterior of homes along with trim boards and brackets.

Forms Gallery, Inc.

Forms Gallery, Inc. (“Forms Gallery”) was incorporated in the State of Florida on February 14, 1992.  Forms Gallery, located in Delray Beach, Florida, specializes in high-end, unique contemporary works of art and jewelry.  The gallery displays oil, acrylic and water color paintings, bronze, clay, glass and wood sculpture, wood turnings and pottery.  The collections are from established artists primarily from the West Coast and the southwestern states. Many of these artists have their works in the Smithsonian Permanent Collection in Washington D.C.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

No.	Description of Exhibit

10.3	Share Exchange Agreement, dated as of November 20, 2009, between the Company, Diversified Global Holdings, Inc. and its stockholders.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Style Design, Inc.

Date: November 25, 2009	By: /s/ Nikolay Lobachev
Nikolay Lobachev
Chief Executive Officer